Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2022
Accrued Expenses and Other Current Liabilities [Abstract]
Accrued expenses and other current liabilities

Note 11 – Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31, 2022	December 31, 2021

Customer security deposits (a)	$736,939	$889,199
Payroll payable	279,152	404,928
Other payables	89,150	47,563
Total	$1,105,241	$1,341,690

a.	A majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing, but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.